PIONEER
                                    -------
                                    MID CAP
                                     GROWTH
                                      FUND



                                   Semiannual
                                     Report
                                    3/31/02

                                 [LOGO] PIONEER
                                        Investments(R)


    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         18
      Notes to Financial Statements                                24
      Trustees, Officers and Service Providers                     29


     PIONEER MID CAP GROWTH FUND
     LETTER FROM THE PRESIDENT 3/31/02

     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------

     The market's renewed vigor since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates, lower taxes and falling energy costs have been keys to the optimistic mood.

     That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock from September 11 and, for the most part, moved closer to normalcy. A mild upturn now appears to be underway according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. Speaking before Congress in early March, Fed Chairman Alan Greenspan cited encouraging signs of improving economic output, among them a pickup in manufacturing, ongoing reduction in corporate inventories and an increase in overall demand in most - but not all - sectors.

     Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to step indoors when the outlook is cloudy and to rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's the basic lessons of sound investing: a long-term view and diversification. Jumping in and out of the market with each variation in climate is no more than guesswork. It's not timing the market that yields solid returns, but time in the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

     Another lesson may have struck you as you filed this year's tax returns: many of us pay more in federal income taxes than we need to. Although April 15 has come and gone, consider making an appointment to go over this year's return with a qualified professional. You could uncover several ideas for cutting next year's bill, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer and our tax-sensitive investment options.

     You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. And for questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor. In times like these, the value of a good advisor is magnified.

     All of us at Pioneer appreciate your continued business.

     Respectfully,

     /s/ Daniel T. Geraci
     Daniel T. Geraci
     Pioneer Investment Management, Inc.

                                                                               1


     PIONEER MID CAP GROWTH FUND
     PORTFOLIO SUMMARY 3/31/02

     PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

                                   PIE CHART

                            U.S. Common Stock -- 91%
               Depositary Receipts for International Stocks -- 3%
                       Short-Term Cash Equivalents -- 6%


     SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

                                   PIE CHART

                              Transporation -- 1%
                             Basic Materials -- 2%
                              Capital Goods -- 3%
                                  Other -- 6%
                                  Energy -- 6%
                        Telecommunication Services -- 6%
                            Consumer Cyclicals -- 7%
                               Technology -- 30%
                   Health Care Equipment and Services -- 22%
                              Consumer Staples 10%
                          Diversified Financials -- 7%

     10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

       1.  Scios Inc.                    3.55%   6.  Guidant Corp.                     1.27%
       2.  Wellpoint Health Networks     1.84    7.  Harrah's Entertainment Inc.       1.27
           Inc.
       3.  RJ Reynolds Tobacco Holdings  1.34    8.  Lam Research Corp.                1.23
       4.  Radian Group, Inc.            1.31    9.  Canadian National Railway Co.     1.22
       5.  SunGard Data Systems, Inc.    1.29   10.  Brinker International Inc.        1.21

     Fund holdings will vary for other periods.

  2


     PIONEER MID CAP GROWTH FUND
     PERFORMANCE UPDATE 3/31/02                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             3/31/02      9/30/01
                              $14.09     $11.61

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/01 - 3/31/02)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -            -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Growth Fund at public offering price, compared to the growth of the Russell Midcap Growth Index and the Standard & Poor's (S&P) MidCap 400 Index.
                          AVERAGE ANNUAL TOTAL RETURNS
                          (As of March 31, 2002, 2001)

                                             NET ASSET    PUBLIC OFFERING
                 PERIOD                        VALUE          PRICE*
10 Years                                        7.75            7.11
5 Years                                         7.28            6.02
1 Year                                          5.38           -0.71

GROWTH OF $10,000 FROM 3/91

Pioneer Mid Cap Growth Fund* $19,880
Russell Midcap Growth Index $29,043
S&P MidCap 400 Index $43,450

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                                  [Pie Chart]

The Fund adopted its current investment objective on February 1, 1996. Prior to that date, the Fund's objective was growth and income from a portfolio primarily of small-capitalization stocks.

 The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size, liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The Russell Midcap Growth Index is more representative of the fund's growth oriented style than the S&P MidCap 400 Index, and the Fund will compare its performance to the Russell Midcap Growth Index in the future.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               3


     PIONEER MID CAP GROWTH FUND
     PERFORMANCE UPDATE 3/31/02                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             3/31/02      9/30/01
                              $12.75     $10.58

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/01 - 3/31/02)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -            -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Growth Fund, compared to the growth of the Russell Midcap Growth Index and the Standard & Poor's (S&P) MidCap 400 Index.

                            AVERAGE ANNUAL TOTAL RETURNS
                               (As of March 31, 2002)

                                                   IF HELD        IF
                    PERIOD                                     REDEEMED*
Life-of-Fund
  (02/01/1996)                                       5.12%        5.12%
5 Years                                              6.00%        5.89%
1 Year                                               4.00%        0.00%

GROWTH OF $10,000+

Pioneer Mid Cap Growth Fund* $13,322
Russell Midcap Growth Index $16,825
S&P MidCap 400 Index $25,594

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

                                  [Pie Chart]

+ Index comparison begins 2/29/96. The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size, liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The Russell Midcap Growth Index is more representative of the fund's growth oriented style than the S&P Midcap 400 Index, and the Fund will compare its performance to the Russell Midcap Growth Index in the future.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  4


     PIONEER MID CAP GROWTH FUND
     PERFORMANCE UPDATE 3/31/02                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            3/31/02      9/30/01
                             $13.18     $10.96

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (9/30/01 - 3/31/02)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 -            -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid Cap Growth Fund at public offering price, compared to the growth of the Russell Midcap Growth Index and the Standard & Poor's (S&P) MidCap 400 Index.

                             AVERAGE ANNUAL RETURNS
                             (As of March 31, 2002)

               PERIOD                    RETURN IF HELD    RETURN IF REDEEMED
Life-of-Fund
02/01/1996                                     5.38%               5.22%
5 Years                                        6.27                6.06
1 Year                                         3.62                2.57

GROWTH OF $10,000+

Pioneer Mid Cap Growth Fund* $13,395
Russell Midcap Growth Index $16,825
S&P MidCap 400 Index $25,594

* Reflects deduction of the maximum 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

                                   [Pie Chart]

+ Index comparison begins 2/29/96. The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The S&P MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size, liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The Russell Midcap Growth Index is more representative of the fund's growth oriented style than the S&P Midcap 400 Index, and the Fund will compare its performance to the Russell Midcap Growth Index in the future.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               5


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 3/31/02

After September's sharp declines, the combination of attractive equity valuations plus signs of an economic rebound drew investors to mid cap growth stocks in a range of sectors. In the following pages, Eric J. Weigel, portfolio manager of Pioneer Mid Cap Growth Fund reviews the strategies and decisions that led to the Fund's strong performance over the past six months.

Q: MID CAP STOCKS STAGED A SOLID RECOVERY OVER THE LAST SIX MONTHS. HOW DID THE FUND PERFORM?

A: Results for the six months ending March 31, 2002 were very positive, with the Fund's Class A, B and C shares returning 21.36%, 20.51% and 20.26% respectively, at net asset value. The Russell Midcap Growth Index, the Fund's benchmark, had a return of 24.81% over the same period.

Q:  WHAT WERE SOME OF THE FACTORS THAT INFLUENCED PERFORMANCE?

A. Investors did some bargain-hunting late last year after September's shock waves drove down stocks in many sectors to very tempting levels. Shortly thereafter, the market, especially high-potential technology sectors, reacted very favorably to continued interest rate cuts, as investors chose to overlook near-term negatives like rising unemployment and a questionable outlook for consumer confidence. Fund performance generally mirrored this uptrend. Results fell short of the benchmark, however, because we maintained a defensive investment posture a little too long after September 11(th) and were not aggressive enough in investing available cash.

Q:  WHAT WERE THE MAIN AREAS OF STRENGTH AND WEAKNESS OVER THIS PERIOD?

A. Surprisingly strong performance among energy stocks aided results when fears that the Middle East conflict would disrupt energy supplies drove prices higher. In addition, two cyclical sectors, technology and consumer discretionary stocks, reacted favorably to prospects of an economic rebound. However, as a consequence of the Enron scandal, utility stocks were a significant hindrance to performance.

Q:  WHAT WERE THE RESULTS IN THE TECHNOLOGY AND CONSUMER DISCRETIONARY SECTORS?

A. In technology, the possibility of a recovery-related increase in semiconductor demand led to gains in Lam Research, which supplies wafer fabrication equipment. Heightened security concerns helped results at Veritas, a major provider of software designed to safeguard data for corporate clients. Minuses included Comverse Technology, which provides software and voice systems to the struggling telecommunications industry.

  6

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

    Consistent with their history, consumer discretionary companies did well against the background of very low interest rates. Harrah's Entertainment, an operator of gambling casinos in several states, rose when earnings exceeded expectations. Brinker International, which operates casual restaurants under the Chili's and other names, also contributed. However, Fund results were held back by our limited exposure to the strong retail sector.

Q:  WHAT CAUSED THE WEAKNESS IN UTILITIES?

A. Reduced power consumption due to the economic slowdown caused prices to fall and some of our stock selections also hurt performance. Enron was the central factor. We had sold Enron at a modest profit before its collapse. But in the wake of the scandal investors backed away from companies involved in energy trading, including Calpine, an integrated power company. The stock has been eliminated from the portfolio. Mirant, which provides energy-related products and services to utilities, also fell. Many utilities also faced difficulty raising capital, forcing them to curtail plans for new plant construction.

Q:  HOW DID YOUR HEALTH CARE HOLDINGS PERFORM?

A. Normally viewed as defensive, the health care sector lagged when investors sought greater growth potential during the post-September rally. Nevertheless, Scios, the Fund's largest holding, rose very sharply when sales outstripped expectations for Natrecor, its newly approved treatment for congestive heart failure. Our second-largest holding, Wellpoint, an HMO with operations in several states, rose modestly. However, Imclone declined abruptly when the FDA issued a non-approval letter for C-225, the company's highly publicized cancer drug.

    Still in health care, our approach to biotech has been to make small commitments to several companies because earnings are unpredictable and no one knows where the breakthrough products will come from. We also hold a number of generic drug makers, including ICN Pharmaceuticals, Barr Labs, and IVAX. Producers of generics stand to benefit from the expiration of patents held by large pharmaceutical companies on some of their top-selling drugs.

Q:  WHAT ABOUT BASIC SECTORS LIKE MANUFACTURING AND HOUSING?

A. Our stock selection was good among industrial stocks. SPX Corporation, a conglomerate that owns dozens of smaller manufacturing and technology companies, performed very well. Lack of exposure to homebuilders was a negative for the Fund but the robust housing market aided results at American Standard, a maker of plumbing fixtures and air conditioning systems.

                                                                               7

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 3/31/02  (CONTINUED)

Q:  WHAT IS YOUR CURRENT OUTLOOK FOR THE MARKETS AND THE ECONOMY?

A. We are more optimistic about the markets than we have been in a while. There is ample reason to believe that the recession is over and that a recovery is slowly taking shape. Earnings will be the market's focus and we expect meaningful profit growth to resume in the latter part of this year. If company managements see business improving, they will be willing to commit capital to expanding and upgrading their technology and other infrastructures. And on the important consumer front, we expect confidence and expenditures to continue at healthy levels, provided of course that job growth resumes its uptrend and unemployment declines. As to risks, further international unrest and overly confident earnings projections for the second half of the year could cause us to rethink our outlook.

    We remain committed to our strategy of pursuing growth in stocks and sectors where valuations appear reasonable, with particular attention to major growth areas like technology and health care. However, as always, sector allocations will be defined by our stock selections.

  8


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/02 (UNAUDITED)

     SHARES                                                                         VALUE
                 COMMON STOCKS - 94.3%
                 ENERGY - 5.9%
                 OIL & GAS DRILLING - 1.8%
       75,100    BJ Services Co.*                                            $  2,588,697
      124,900    ENSCO International, Inc.                                      3,764,486
      134,700    National-Oilwell Inc.*                                         3,411,951
       75,000    Tidewater, Inc.                                                3,176,250
                                                                             ------------
                                                                             $ 12,941,384
                                                                             ------------
                 OIL & GAS EXPLORATION & PRODUCTION - 3.5%
       83,600    Murphy Oil Corp.                                            $  8,025,600
      205,700    Ocean Energy Inc.                                              4,070,803
      244,000    Pioneer Natural Resources Co.*                                 5,438,760
      200,000    Suncor Energy Inc.                                             7,232,000
                                                                             ------------
                                                                             $ 24,767,163
                                                                             ------------
                 OIL & GAS REFINING & MARKETING - 0.6%
       80,000    Valero Energy Corp.                                         $  3,961,600
                                                                             ------------
                 TOTAL ENERGY                                                $ 41,670,147
                                                                             ------------
                 MATERIALS - 1.5%
                 PAPER PRODUCTS - 1.0%
      145,000    Bowater, Inc.                                               $  7,221,000
                                                                             ------------
                 SPECIALTY CHEMICALS - 0.5%
       70,200    Valspar Corp.                                               $  3,303,612
                                                                             ------------
                 TOTAL MATERIALS                                             $ 10,524,612
                                                                             ------------
                 CAPITAL GOODS - 3.6%
                 ELECTRICAL COMPONENTS & EQUIPMENT - 2.3%
      160,000    American Power Conversion Corp.*                            $  2,364,800
      181,800    Kemper Corp.*                                                  3,521,466
      454,800    Sanmina-SCI Corp.*                                             5,343,900
      265,625    Vishay Intertechnology, Inc.*                                  5,402,813
                                                                             ------------
                                                                             $ 16,632,979
                                                                             ------------
                 INDUSTRIAL CONGLOMERATES - 1.3%
      102,000    American Standard Companies, Inc.*                          $  7,216,500
       98,400    Jabil Circuit Inc.*                                            2,315,352
                                                                             ------------
                                                                             $  9,531,852
                                                                             ------------
                 TOTAL CAPITAL GOODS                                         $ 26,164,831
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/02 (UNAUDITED)  (CONTINUED)

     SHARES                                                                         VALUE
                 COMMERCIAL SERVICES & SUPPLIES - 5.8%
                 DATA PROCESSING SERVICES - 3.6%
       85,000    Amdocs Ltd.*                                                $  2,265,250
      239,322    Concord EFS, Inc.*                                             7,957,457
      151,100    DST Systems, Inc.*                                             7,524,780
      147,500    Equifax Inc.                                                   4,410,250
       80,000    Fiserv, Inc.*                                                  3,679,200
                                                                             ------------
                                                                             $ 25,836,937
                                                                             ------------
                 DIVERSIFIED COMMERCIAL SERVICES - 2.2%
       80,100    Apollo Group Inc.*                                          $  4,289,355
      129,600    Convergys Corp.*                                               3,832,272
       76,000    H & R Block, Inc.                                              3,378,200
      200,600    IMS Health Inc.                                                4,503,470
                                                                             ------------
                                                                             $ 16,003,297
                                                                             ------------
                 TOTAL COMMERCIAL SERVICES & SUPPLIES                        $ 41,840,234
                                                                             ------------
                 TRANSPORTATION - 1.1%
                 RAILROADS - 1.1%
      164,600    Canadian National Railway Co.                               $  8,223,416
                                                                             ------------
                 TOTAL TRANSPORTATION                                        $  8,223,416
                                                                             ------------
                 AUTOMOBILES & COMPONENTS - 1.4%
                 AUTO PARTS & EQUIPMENT - 1.4%
       45,000    Borg-Warner Automotive Inc.*                                $  2,831,400
       52,700    SPX Corp.*                                                     7,461,266
                                                                             ------------
                                                                             $ 10,292,666
                                                                             ------------
                 TOTAL AUTOMOBILES & COMPONENTS                              $ 10,292,666
                                                                             ------------
                 CONSUMER DURABLES & APPAREL - 1.0%
                 APPAREL & ACCESSORIES - 1.0%
      186,400    TJX Companies, Inc.                                         $  7,457,864
                                                                             ------------
                 TOTAL CONSUMER DURABLES & APPAREL                           $  7,457,864
                                                                             ------------
                 HOTELS RESTAURANTS & LEISURE - 3.7%
                 CASINOS & GAMING - 1.9%
      193,900    Harrah's Entertainment Inc.*                                $  8,582,014
      476,800    Park Place Entertainment Corp.*                                5,030,240
                                                                             ------------
                                                                             $ 13,612,254
                                                                             ------------

  10  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

     SHARES                                                                         VALUE
                 RESTAURANTS - 1.8%
      158,040    Bob Evans Farms                                             $  4,459,889
      253,500    Brinker International Inc.*                                    8,215,935
                                                                             ------------
                                                                             $ 12,675,824
                                                                             ------------
                 TOTAL HOTELS RESTAURANTS & LEISURE                          $ 26,288,078
                                                                             ------------
                 MEDIA - 0.6%
                 ADVERTISING - 0.6%
       65,200    The Interpublic Group of Companies, Inc.                    $  2,235,056
       63,600    TMP Worldwide Inc.*                                            2,192,292
                                                                             ------------
                                                                             $  4,427,348
                                                                             ------------
                 TOTAL MEDIA                                                 $  4,427,348
                                                                             ------------
                 RETAILING - 6.4%
                 APPAREL RETAIL - 1.4%
      200,000    Jones Apparel Group, Inc.*                                  $  6,990,000
      107,700    Liz Claiborne, Inc.                                            3,054,372
                                                                             ------------
                                                                             $ 10,044,372
                                                                             ------------
                 COMPUTER & ELECTRONICS RETAIL - 0.8%
      122,000    Radioshack Corp.                                            $  3,664,880
       49,400    Tech Data Corp.*                                               2,266,966
                                                                             ------------
                                                                             $  5,931,846
                                                                             ------------
                 DEPARTMENT STORES - 0.8%
      132,600    Federated Department Stores, Inc.*                          $  5,416,710
                                                                             ------------
                 GENERAL MERCHANDISE STORES - 2.8%
      140,000    BJ'S Wholesale Club, Inc.*                                  $  6,258,000
       86,400    Dollar Tree Stores Inc.*                                       2,834,784
      132,700    Family Dollar Stores, Inc.                                     4,446,774
      123,300    Sears, Roebuck and Co.                                         6,321,591
                                                                             ------------
                                                                             $ 19,861,149
                                                                             ------------
                 SPECIALTY STORES - 0.6%
      130,000    Bed Bath & Beyond, Inc.*                                    $  4,387,500
                                                                             ------------
                 TOTAL RETAILING                                             $ 45,641,577
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/02 (UNAUDITED)  (CONTINUED)

     SHARES                                                                         VALUE
                 FOOD & DRUG RETAILING - 2.0%
                 FOOD DISTRIBUTORS - 1.1%
       74,999    Amerisourcebergen Corp.                                     $  5,122,432
       99,900    SuperValu, Inc.                                                2,577,420
                                                                             ------------
                                                                             $  7,699,852
                                                                             ------------
                 FOOD RETAIL - 0.9%
      130,000    McCormick & Co, Inc.                                        $  6,646,900
                                                                             ------------
                 TOTAL FOOD & DRUG RETAILING                                 $ 14,346,752
                                                                             ------------
                 FOOD BEVERAGE & TOBACCO - 1.3%
                 TOBACCO - 1.3%
      140,000    RJ Reynolds Tobacco Holdings                                $  9,065,000
                                                                             ------------
                 TOTAL FOOD BEVERAGE & TOBACCO                               $  9,065,000
                                                                             ------------
                 HEALTH CARE EQUIPMENT & SERVICES - 9.9%
                 HEALTH CARE DISTRIBUTORS & SERVICES - 3.3%
       36,000    Allergan, Inc.                                              $  2,327,400
       31,000    Angiotech Pharmaceuticals, Inc.*                               1,413,910
      130,300    Biovail Corp Intl.*                                            6,512,394
      220,000    Lincare Holdings Inc.*                                         5,966,400
       80,000    Pediatrix Medical Group, Inc.*                                 3,260,800
       50,000    Quest Diagnostics, Inc.*                                       4,142,500
                                                                             ------------
                                                                             $ 23,623,404
                                                                             ------------
                 HEALTH CARE EQUIPMENT - 3.1%
       75,000    Andrx Group*                                                $  2,845,500
      140,000    Genzyme Corp.*                                                 6,113,800
      198,400    Guidant Corp.*                                                 8,594,688
       60,200    St. Jude Medical, Inc.*                                        4,644,430
                                                                             ------------
                                                                             $ 22,198,418
                                                                             ------------
                 HEALTH CARE FACILITIES - 1.0%
      191,000    DaVita, Inc.*                                               $  4,832,300
       52,000    HCA, Inc.                                                      2,292,160
                                                                             ------------
                                                                             $  7,124,460
                                                                             ------------

  12  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

     SHARES                                                                         VALUE
                 MANAGED HEALTH CARE - 2.5%
      100,000    Express Scripts, Inc.*                                      $  5,759,000
      195,800    Wellpoint Health Networks Inc.*                               12,466,586
                                                                             ------------
                                                                             $ 18,225,586
                                                                             ------------
                 TOTAL HEALTH CARE EQUIPMENT & SERVICES                      $ 71,171,868
                                                                             ------------
                 PHARMACEUTICALS & BIOTECHNOLOGY - 12.2%
                 BIOTECHNOLOGY - 7.1%
      128,300    Biogen, Inc.*                                               $  6,294,398
       69,000    Gilead Sciences, Inc.*                                         2,483,310
       99,400    IDEC Pharmaceuticals Corp.*                                    6,391,420
      100,000    MedImmune, Inc.*                                               3,933,000
      132,800    Millennium Pharmaceuticals, Inc.*                              2,962,768
       60,000    Myriad Genetics, Inc.*                                         2,010,600
      830,000    Scios Inc.*                                                   24,011,900
       68,000    Transkaryotic Therapies, Inc.*                                 2,927,400
                                                                             ------------
                                                                             $ 51,014,796
                                                                             ------------
                 PHARMACEUTICALS - 5.1%
      174,500    Alpharma, Inc.                                              $  2,495,350
      102,500    Barr Laboratories, Inc.*                                       6,746,550
      100,000    Forest Laboratories Inc.*                                      8,170,000
      200,000    ICN Pharmaceuticals, Inc.                                      6,350,000
      408,450    IVAX Corp.*                                                    6,555,623
       56,000    King Pharmaceuticals, Inc.*                                    1,960,560
      132,300    Mylan Laboratories, Inc.                                       3,897,558
                                                                             ------------
                                                                             $ 36,175,641
                                                                             ------------
                 TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                       $ 87,190,437
                                                                             ------------
                 BANKS - 1.2%
                 BANKS - 1.2%
       93,200    North Fork Bancorporation, Inc.                             $  3,314,192
       95,000    TCF Financial Corp.                                            4,997,950
                                                                             ------------
                                                                             $  8,312,142
                                                                             ------------
                 TOTAL BANKS                                                 $  8,312,142
                                                                             ------------
                 DIVERSIFIED FINANCIALS - 2.5%
                 CONSUMER FINANCE - 1.1%
      101,900    The PMI Group, Inc.                                         $  7,719,944
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/02 (UNAUDITED)  (CONTINUED)

     SHARES                                                                         VALUE
                 DIVERSIFIED FINANCIAL SERVICES - 1.4%
       85,000    A.G. Edwards, Inc.                                          $  3,738,300
       50,400    Legg Mason Inc.                                                2,675,232
       42,200    SLM Holdings Corp.                                             4,127,160
                                                                             ------------
                                                                             $ 10,540,692
                                                                             ------------
                 TOTAL DIVERSIFIED FINANCIALS                                $ 18,260,636
                                                                             ------------
                 INSURANCE - 3.2%
                 PROPERTY & CASUALTY INSURANCE - 3.2%
      100,000    Allmerica Financial Corp.                                   $  4,490,000
       93,075    MBIA Inc.                                                      5,090,272
      133,100    Old Republic International Corp.*                              4,255,207
      180,000    Radian Group, Inc.                                             8,834,400
                                                                             ------------
                                                                             $ 22,669,879
                                                                             ------------
                 TOTAL INSURANCE                                             $ 22,669,879
                                                                             ------------
                 REAL ESTATE - 0.4%
                 REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
      100,000    United Rentals, Inc.*                                       $  2,748,000
                                                                             ------------
                 TOTAL REAL ESTATE                                           $  2,748,000
                                                                             ------------
                 SOFTWARE & SERVICES - 9.7%
                 APPLICATION SOFTWARE - 7.9%
       70,000    Affiliated Computer Services Inc.*                          $  3,929,100
      114,400    Adobe Systems, Inc.                                            4,609,176
      300,000    Cadence Design System, Inc.*                                   6,783,000
      100,000    Electronic Arts, Inc.*                                         6,080,000
       60,900    GTECH Holdings Corp.*                                          2,968,875
      360,000    Rational Software Corp.*                                       5,698,800
      140,000    Synopsys, Inc.*                                                7,722,400
      267,600    Sybase Inc.*                                                   4,674,972
      190,000    Symantec Corp.*                                                7,829,900
       73,000    VeriSign, Inc.*                                                1,971,000
       55,000    Veritas Software Corp.*                                        2,410,650
      183,000    Wind River Systems*                                            2,486,970
                                                                             ------------
                                                                             $ 57,164,843
                                                                             ------------

  14  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

     SHARES                                                                         VALUE
                 SYSTEMS SOFTWARE - 1.8%
       75,150    Investment Technology Group, Inc.*                          $  3,963,411
      265,100    SunGard Data Systems, Inc.*                                    8,740,347
                                                                             ------------
                                                                             $ 12,703,758
                                                                             ------------
                 TOTAL SOFTWARE & SERVICES                                   $ 69,868,601
                                                                             ------------
                 TECHNOLOGY HARDWARE & EQUIPMENT - 20.5%
                 COMPUTER HARDWARE - 0.4%
      115,000    Apple Computer, Inc.*                                       $  2,722,050
                                                                             ------------
                 COMPUTER STORAGE & PERIPHERALS - 1.6%
      124,900    EMC Corp.*                                                  $  1,488,808
       76,400    Lexmark International Group, Inc.*                             4,368,552
      670,000    Quantum Corp - DLT & Storage Systems*                          5,333,200
                                                                             ------------
                                                                             $ 11,190,560
                                                                             ------------
                 ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
       90,000    Alpha Industries, Inc.*                                     $  1,372,500
       80,000    Arrow Electronics, Inc.*                                       2,237,600
      125,000    Avnet, Inc.                                                    3,382,500
      138,700    Flextronics International, Ltd.*                               2,531,275
      156,100    PerkinElmer Inc.                                               2,887,850
      170,000    Veeco Instruments, Inc.*                                       5,950,000
                                                                             ------------
                                                                             $ 18,361,725
                                                                             ------------
                 NETWORKING EQUIPMENT - 1.4%
      175,000    Brocade Communications Systems Inc.*                        $  4,725,000
      525,051    3COM Corp.*                                                    3,208,062
      325,000    Openwave Systems*                                              2,067,000
                                                                             ------------
                                                                             $ 10,000,062
                                                                             ------------
                 SEMICONDUCTOR EQUIPMENT - 6.3%
      120,000    Brooks Automation, Inc.*                                    $  5,452,800
      350,000    Credence Systems Corp.*                                        7,686,000
       80,800    Cymer, Inc.*                                                   4,012,528
       97,500    DuPont Photomasks, Inc.*                                       5,070,000
      100,000    KLA-Tencor Corp.*                                              6,650,000
      284,500    Lam Research Corp.*                                            8,341,540
      150,000    Novellus Systems, Inc.*                                        8,119,500
                                                                             ------------
                                                                             $ 45,332,368
                                                                             ------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/02 (UNAUDITED)  (CONTINUED)

     SHARES                                                                         VALUE
                 SEMICONDUCTORS - 5.5%
       80,000    Analog Devices, Inc.*                                       $  3,603,200
      335,300    Applied Micro Circuits Corp.*                                  2,682,400
      547,800    Atmel Corp.*                                                   5,554,692
      230,000    Cypress Semiconductor Corp.*                                   5,290,000
      130,000    Integrated Device Tech Inc.*                                   4,321,200
       90,600    International Rectifier Corp.*                                 4,114,146
      165,000    Microchip Technology*                                          6,901,950
      100,000    Semtech Corp.*                                                 3,650,000
      297,605    Triquint Semiconductor Inc.*                                   3,574,236
                                                                             ------------
                                                                             $ 39,691,824
                                                                             ------------
                 TELECOMMUNICATIONS EQUIPMENT - 2.7%
      265,000    Ciena Corp.*                                                $  2,385,000
      191,500    Comverse Technology, Inc.*                                     2,426,305
       71,600    L-3 Communications Holdings, Inc.*                             8,019,200
      145,000    RF Micro Devices Inc.*                                         2,595,500
       94,400    Scientific-Atlanta, Inc.                                       2,180,640
      743,917    Sonus Networks Inc.*                                           1,949,063
                                                                             ------------
                                                                             $ 19,555,708
                                                                             ------------
                 TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                       $146,854,297
                                                                             ------------
                 TELECOMMUNICATION SERVICES - 0.4%
       35,000    Telephone and Data Systems, Inc.                            $  3,088,750
                                                                             ------------
                 TOTAL TELECOMMUNICATION SERVICES                            $  3,088,750
                                                                             ------------
                 TOTAL COMMON STOCKS
                 (Cost $611,561,084)                                         $676,107,135
                                                                             ------------

  16  The accompanying notes are an integral part of these financial statements.

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT                                                                         VALUE
                 TEMPORARY CASH INVESTMENT - 5.7%
                 REPURCHASE AGREEMENT - 5.7%
   $41,100,000   CS First Boston, Inc., 1.82%, 4/1/02, repurchase price of
                 $41,100,000 plus accrued interest on 4/1/02,
                 collateralized by $8,817,000 U.S. Treasury Bills, 9.375%,
                 2/15/06, $164,000 U.S. Treasury Bills, 10.75%, 8/15/05,
                 $25,000,000 U.S. Treasury Bills, 10.75%, 8/15/05            $ 41,100,000
                                                                             ------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $41,100,000)                                          $ 41,100,000
                                                                             ------------
                 TOTAL INVESTMENT IN SECURITIES
                 AND TEMPORARY CASH INVESTMENT
                 (Cost $652,661,084)(a)(b)(c)                                $717,207,135
                                                                             ============

    *  Non-income producing security

    (a) At March 31, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $654,812,355 was as follows:

       Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost      132,998,072
       Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value     $(70,603,292)
                                                              ------------
       Net unrealized gain                                    $ 62,392,800
                                                              ============

    (b) At September 30, 2001, the Fund had a capital loss carryforward of $2,193,301 which will expire in 2009 if not utilized.
    (c) The Fund elected to defer approximately $13,107,384 of capital losses recognized between November 1, 2000 and September 30, 2001 to its fiscal year ending September 30, 2002.

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2002, aggregated $182,480,236 and $208,081,440, respectively.

   The accompanying notes are an integral part of these financial statements. 17


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 3/31/02 (UNAUDITED)

  ASSETS:
     Investment in securities, at value (including temporary
        cash investment of $41,100,000) (cost $652,661,084)       $717,207,135
     Cash                                                               12,460
     Receivables -
        Investment securities sold                                     448,193
        Fund shares sold                                               122,573
        Dividends and interest                                         294,804
        Variation margin                                               108,750
        Collateral for loaned securities, at fair value             12,221,900
     Other                                                              18,947
                                                                  ------------
           Total assets                                           $730,434,762
                                                                  ------------
  LIABILITIES:
     Payables -
        Investments purchased                                     $  6,416,702
        Fund shares repurchased                                      1,497,873
        Upon return of loaned securities                            12,221,900
   Due to affiliates                                                   613,398
   Accrued expenses                                                    170,126
                                                                  ------------
           Total liabilities                                      $ 20,919,999
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $696,219,659
     Accumulated net investment loss                                (1,673,584)
     Accumulated net realized loss on investments and futures
        contracts                                                  (49,960,978)
     Net unrealized gain on investments                             64,546,051
     Net unrealized gain on futures contracts                          383,615
                                                                  ------------
           Total net assets                                       $709,514,763
                                                                  ============
  NET ASSET VALUE PER SHARE:
     (Unlimited number of shares authorized)
     Class A (based on $663,437,005/49,092,793 shares)            $      14.09
                                                                  ============
     Class B (based on $38,230,660/2,997,592 shares)              $      12.75
                                                                  ============
     Class C (based on $7,847,098/595,567 shares)                 $      13.18
                                                                  ============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      14.95
                                                                  ============
     Class C                                                      $      13.31
                                                                  ============

  18  The accompanying notes are an integral part of these financial statements.


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS (UNAUDITED)
     FOR THE SIX MONTHS ENDED 03/31/02

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $9,720)     $  1,305,468
    Interest                                                     327,345
    Income from securities loaned, net                            37,288
                                                            ------------
          Total investment income                                             $  1,670,101
                                                                              ------------
 EXPENSES:
    Management fees
       Basic fee                                            $  2,173,899
       Performance adjustment                                   (695,648)
    Transfer agent fees
       Class A                                                   548,291
       Class B                                                   122,939
       Class C                                                    42,784
    Distribution fees
       Class A                                                   683,971
       Class B                                                   185,172
       Class C                                                    35,459
    Administrative                                               111,098
    Custodian fees                                                35,676
    Professional                                                  28,741
    Registration fees                                             33,345
    Printing                                                      65,350
    Fees and expenses of nonaffiliated trustees                   11,068
    Miscellaneous                                                  7,167
                                                            ------------
          Total expenses                                                      $  3,389,312
          Less fees paid indirectly                                                (45,627)
                                                                              ------------
          Net expenses                                                        $  3,343,685
                                                                              ------------
             Net investment loss                                              $ (1,673,584)
                                                                              ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS:
    Net realized gain (loss) from:
       Investments                                          $(33,165,575)
       Futures contracts                                         656,553      $(32,509,022)
                                                            ------------      ============
    Change in net unrealized gain on investments from
       Investments                                          $160,972,582
       Futures contracts                                         383,615      $161,356,197
                                                            ------------      ------------
             Net gain on investments and futures
              contracts                                                       $128,847,175
                                                                              ------------
             Net increase in net assets resulting from
              operations                                                      $127,173,591
                                                                              ============

   The accompanying notes are an integral part of these financial statements. 19


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 3/31/02 AND THE YEAR ENDED 9/30/01

                                                              SIX MONTHS
                                                                 ENDED
                                                                3/31/02        YEAR ENDED
                                                              (UNAUDITED)       9/30/01
 FROM OPERATIONS:
 Net investment loss                                         $  (1,673,584)  $   (2,368,804)
 Net realized gain (loss) on investments                       (32,509,022)     (17,228,602)
 Change in net unrealized gain (loss) on investments and
  futures contracts                                            161,356,197     (417,451,491)
                                                             -------------   --------------
       Net increase (decrease) in net assets resulting from
        operations                                           $ 127,173,591   $ (437,048,897)
                                                             -------------   --------------
 DISTRIBUTIONS TO SHAREOWNERS FROM:
 Net realized gain:
       Class A ($0.00 and $3.12 per share, respectively)     $          --   $ (140,366,200)
       Class B ($0.00 and $3.12 per share, respectively)                --       (9,631,366)
       Class C ($0.00 and $3.12 per share, respectively)                --       (1,451,176)
                                                             -------------   --------------
             Total distributions to shareowners              $          --   $ (151,448,742)
                                                             -------------   --------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                            $ 102,211,363   $  128,952,181
 Reinvestment of distributions                                          --      140,723,741
 Cost of shares repurchased                                   (124,724,052)    (215,787,467)
                                                             -------------   --------------
       Net increase (decrease) in net assets resulting from
        fund share transactions                              $ (22,512,689)  $   53,888,455
                                                             -------------   --------------
       Net increase (decrease) in net assets                 $ 104,660,902   $ (534,609,184)
 NET ASSETS:
 Beginning of period                                           604,853,861    1,139,463,045
                                                             -------------   --------------
 End of period (including accumulated net investment loss
  of $1,673,584 and $0, respectively)                        $ 709,514,763   $  604,853,861
                                                             =============   ==============

                                     '02 SHARES     '02 AMOUNT     '01 SHARES     '01 AMOUNT
              CLASS A                (UNAUDITED)    (UNAUDITED)
 Shares sold                          6,117,116    $  83,916,240     6,288,264   $ 103,456,858
 Reinvestment of distributions               --               --     8,020,373     130,892,484
 Less shares repurchased             (8,030,762)    (109,907,008)  (10,825,242)   (173,188,489)
                                     ----------    -------------   -----------   -------------
          Net increase (decrease)    (1,913,646)   $ (25,990,768)    3,483,395   $  61,160,853
                                     ==========    =============   ===========   =============
 CLASS B
 Shares sold                          1,160,594    $  14,714,454     1,340,966   $  19,971,145
 Reinvestment of distributions               --               --       566,600       8,527,338
 Less shares repurchased             (1,012,190)     (12,350,875)   (2,470,345)    (35,818,747)
                                     ----------    -------------   -----------   -------------
          Net increase (decrease)       148,404    $   2,363,579     (562,779)   $  (7,320,264)
                                     ==========    =============   ===========   =============
 CLASS C
 Shares sold                            273,411    $   3,580,669       370,013   $   5,524,178
 Reinvestment of distributions               --               --        83,638       1,303,919
 Less shares repurchased               (192,543)      (2,466,169)     (450,311)     (6,780,231)
                                     ----------    -------------   -----------   -------------
          Net increase                   80,868    $   1,114,500         3,340   $      47,866
                                     ==========    =============   ===========   =============

  20  The accompanying notes are an integral part of these financial statements.


PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/02

                                                  SIX MONTHS
                                                     ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                    3/31/02       9/30/01      9/30/00      9/30/99      9/30/98      9/30/97
                    CLASS A                       (UNAUDITED)
Net asset value, beginning of period               $  11.61       $  23.15    $   18.08     $  16.53     $  23.39    $    21.12
                                                   --------       --------    ----------    --------     --------    ----------
Increase (decrease) from investment operations:
  Net investment loss                              $  (0.03)      $  (0.03)   $   (0.06)    $  (0.05)    $  (0.07)   $    (0.08)
  Net realized and unrealized gain (loss) on
    investments and futures contracts                  2.51          (8.39)        8.22         3.05        (3.44)         4.23
                                                   --------       --------    ----------    --------     --------    ----------
      Net increase (decrease) from investment
        operations                                 $   2.48       $  (8.42)   $    8.16     $   3.00     $  (3.51)   $     4.15
Distributions to shareowners:
  Net realized gain                                      --          (3.12)       (3.09)       (1.45)       (3.35)        (1.88)
                                                   --------       --------    ----------    --------     --------    ----------
Net increase (decrease) in net asset value         $   2.48       $ (11.54)   $    5.07     $   1.55     $  (6.86)   $     2.27
                                                   --------       --------    ----------    --------     --------    ----------
Net asset value, end of period                     $  14.09       $  11.61    $   23.15     $  18.08     $  16.53    $    23.39
                                                   ========       ========    =========     ========     ========    ==========
Total return*                                         21.36%        (40.26)%      49.93%       19.09%      (15.90)%       21.36%
Ratio of net expenses to average net assets+           0.87%**        0.87%        0.86%        0.88%        0.79%         0.87%
Ratio of net investment loss to average net
  assets+                                             (0.40)%**      (0.23)%      (0.30)%      (0.27)%      (0.35)%       (0.37)%
Portfolio turnover rate                                  56%**          65%          81%         150%         110%           63%
Net assets, end of period (in thousands)           $663,437       $569,070    $1,054,081    $739,427     $767,257    $1,048,648
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                         0.87%**        0.85%        0.84%        0.86%        0.79%         0.85%
  Net investment loss                                 (0.40)%**      (0.21)%      (0.28)%      (0.25)%      (0.35)%       (0.35)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.
** Annualized

   The accompanying notes are an integral part of these financial statements.

                                                                              21


PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/02

                                                    SIX MONTHS
                                                       ENDED      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                      3/31/02      9/30/01      9/30/00      9/30/99      9/30/98      9/30/97
CLASS B                                             (UNAUDITED)
Net asset value, beginning of period                  $ 10.58      $ 21.68      $ 17.24      $ 15.99      $ 22.98      $ 21.02
                                                      -------      -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
  Net investment loss                                 $ (0.10)     $ (0.22)     $ (0.26)     $ (0.10)     $ (0.18)     $ (0.22)
  Net realized and unrealized gain (loss) on
    investments and futures contracts                    2.27        (7.76)        7.79         2.80        (3.46)        4.06
                                                      -------      -------      -------      -------      -------      -------
      Net increase (decrease) from investment
        operations                                    $  2.17      $ (7.98)     $  7.53      $  2.70      $ (3.64)     $  3.84
Distributions to shareowners:
  Net realized gain                                        --        (3.12)       (3.09)       (1.45)       (3.35)       (1.88)
                                                      -------      -------      -------      -------      -------      -------
Net increase (decrease) in net asset value            $  2.17      $(11.10)     $  4.44      $  1.25      $ (6.99)     $  1.96
                                                      -------      -------      -------      -------      -------      -------
Net asset value, end of period                        $ 12.75      $ 10.58      $ 21.68      $ 17.24      $ 15.99      $ 22.98
                                                      =======      =======      =======      =======      =======      =======
Total return*                                           20.51%      (41.08)%      48.51%       17.76%      (16.86)%      19.87%
Ratio of net expenses to average net assets+             2.15%**      2.01%        1.85%        1.91%        1.81%        2.00%
Ratio of net investment loss to average net
  assets+                                               (1.67)%**    (1.35)%      (1.28)%      (1.31)%      (1.38)%      (1.51)%
Portfolio turnover rate                                    56%**        65%          81%         150%         110%          63%
Net assets, end of period (in thousands)              $38,231      $30,143      $73,968      $10,699      $ 5,969      $ 5,045
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                           2.15%**      1.99%        1.83%        1.89%        1.80%        1.96%
  Net investment loss                                   (1.67)%**    (1.33)%      (1.26)%      (1.29)%      (1.37)%      (1.47)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios assuming no reduction for fees paid indirectly.
** Annualized

   The accompanying notes are an integral part of these financial statements.

  22


PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/02

                                          SIX MONTHS
                                             ENDED       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            3/31/02       9/30/01       9/30/00       9/30/99       9/30/98       9/30/97
CLASS C                                   (UNAUDITED)
Net asset value, beginning of period        $10.96        $ 22.32       $ 17.66        $16.30       $ 23.33        $21.12
                                            ------        -------       -------        ------       -------        ------
Increase (decrease) from investment
  operations:
  Net investment loss                       $(0.13)       $ (0.22)      $ (0.01)       $(0.07)      $ (0.18)       $(0.20)
  Net realized and unrealized gain
    (loss) on investments and futures
    contracts                                 2.35          (8.02)         7.76          2.88         (3.50)         4.29
                                            ------        -------       -------        ------       -------        ------
      Net increase (decrease) from
        investment operations               $ 2.22        $ (8.24)      $  7.75        $ 2.81       $ (3.68)       $ 4.09
Distributions to shareowners:
  Net realized gain                             --          (3.12)        (3.09)        (1.45)        (3.35)        (1.88)
                                            ------        -------       -------        ------       -------        ------
Net increase (decrease) in net asset
  value                                     $ 2.22        $(11.36)      $  4.66        $ 1.36       $ (7.03)       $ 2.21
                                            ------        -------       -------        ------       -------        ------
Net asset value, end of period              $13.18        $ 10.96       $ 22.32        $17.66       $ 16.30        $23.33
                                            ======        =======       =======        ======       =======        ======
Total return*                                20.26%        (41.07)%       48.61%        18.13%       (16.77)%       21.07%
Ratio of net expenses to average net
  assets+                                     2.68%**        2.18%         1.88%         1.86%         1.75%         1.91%
Ratio of net investment loss to average
  net assets+                                (2.21)%**      (1.53)%       (1.32)%       (1.26)%       (1.31)%       (1.43)%
Portfolio turnover rate                         56%**          65%           81%          150%          110%           63%
Net assets, end of period (in thousands)    $7,847        $ 5,641       $11,414        $3,005       $ 1,460        $  752
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                2.67%**        2.13%         1.86%         1.82%         1.74%         1.87%
  Net investment loss                        (2.20)%**      (1.48)%       (1.30)%       (1.22)%       (1.30)%       (1.39)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratio assuming no reduction for fees paid indirectly.
** Annualized

  The accompanying notes are an integral part of these financial statements.

                                                                              23


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/02 (UNAUDITED)

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid Cap Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  24

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FUTURES CONTRACTS

       The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The potential risk to the Fund is that the change in value of the contracts may not directly correlate to the change in value of the underlying securities.

     At March 31, 2002, open futures contracts were as follows:

                        NUMBER OF
                        CONTRACTS     SETTLEMENT     MARKET     UNREALIZED
TYPE                   LONG/(SHORT)     MONTH         VALUE     GAIN (LOSS)
S&P MidCap 400              50           6/02      $13,561,250   $596,672
Russell 2000                40           6/02      $10,150,000   $ 59,687

    C. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

                                                                              25

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/02 (UNAUDITED) (CONTINUED)

    D. FUND SHARES

       The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). PFD earned $28,960 in underwriting commissions on the sale of Fund shares during the six months ended March 31, 2002.

    E. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    F. SECURITY LENDING

       The Fund loans securities in its portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. As of March 31, 2002, the Fund loaned securities having a fair value of $7,419,565 and received collateral of $12,221,900.

  26

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------

    G. REPURCHASE AGREEMENT

       With respect to repurchase agreement entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.20% based on the Fund's investment performance as compared with the Standard & Poor's Mid-Cap 400 Index. The performance comparison is made for a rolling 36-month period. For the six months ended March 31, 2002, the aggregate performance adjustment resulted in a reduction to the basic fee of $695,648. For the six months ended March 31, 2002, the management fee was equivalent to a rate of 0.424% of average daily net assets.

    In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2002, $276,630 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $169,699 in transfer agent fees payable to PIMSS at March 31, 2002.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays

                                                                              27

     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/02 (UNAUDITED) (CONTINUED)

    PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $167,069 in distribution fees payable to PFD at March 31, 2002.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2002, CDSCs in the amount of $68,033 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 2002, the Fund's expenses were reduced by $45,627 under such arrangements.

    6. LINE OF CREDIT

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended March 31, 2002, the Fund had no borrowings under this agreement.

  28


     PIONEER MID CAP GROWTH FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr., Chairman       John F. Cogan, Jr., President
      Mary K. Bush                       Daniel T. Geraci, Executive Vice
      Richard H. Egdahl, M.D.            President
      Daniel T. Geraci                   Vincent Nave, Treasurer
      Margaret B.W. Graham               Joseph P. Barri, Secretary
      Marguerite A. Piret
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneer Investment Management
    Shareholder Services, Inc.

                                                                              29


    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS
   P.O. Box 55014
   Boston, Massachusetts 02205-5014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ask.pioneer@pioneerinvest.com

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                www.pioneerfunds.com

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS. FOR INFORMATION ON OTHER PIONEER MUTUAL FUNDS
   INCLUDING CHARGES AND EXPENSES, CALL 800-225-6292 AND REQUEST A PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

   PIONEER LOGO

    PIONEER INVESTMENT MANAGEMENT, INC.                                      11725-00-0502
    60 STATE STREET                                      G PIONEER FUNDS DISTRIBUTOR, INC.
    BOSTON, MASSACHUSETTS 02109                        UNDERWRITER OF PIONEER MUTUAL FUNDS
    www.pioneerfunds.com                                [RECYCLE LOGO] PRINTED ON RECYCLED
                                                                                     PAPER